UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024

Harbor Custom Development, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-39266	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pacific Avenue, Suite 1200

Tacoma, WA 98402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (253) 649-0636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

*Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The Nasdaq Stock Market LLC filed a Form 25-NSE on February 15, 2024 to deregister the Company’s securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Events

As previously disclosed on a Current Report on Form 8-K dated December 27, 2023, Harbor Custom Development, Inc. along with certain of its subsidiaries (the “Company”) filed a voluntary petition (the “Bankruptcy Petition”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Washington (such court, the “Bankruptcy Court” and such case, the “Chapter 11 Case”) on December 11, 2023. The Chapter 11 Case is being jointly administered under the caption In re Harbor Custom Development, Inc., et al., Case No. 23-42180-MJH.

On March 5, 2024, the Company filed a Joint Chapter 11 Plan (the “Proposed Plan”) and a related proposed form of Disclosure Statement (the “Proposed Disclosure Statement”) with the Bankruptcy Court. The Proposed Disclosure Statement describes, among other things, (i) certain provisions in the Proposed Plan, including its material terms, and a classification and treatment of the various Claims and Interests under the Plan; (ii) the Company’s corporate history, structure, and business overview, as well as events leading to the Chapter 11 Cases, (iii) certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the anticipated solicitation of votes to approve the Proposed Plan from certain of the Company’s creditors, and (iv) certain other aspects of the Proposed Plan.

Although the Company intends to pursue the objectives and the terms set forth in the Proposed Plan and the Proposed Disclosure Statement, there can be no assurance that the Proposed Plan will be approved by the Bankruptcy Court or that the Company will be successful in consummating the transactions set forth in the Proposed Plan or any similar transaction, on different terms or at all. Bankruptcy law does not permit solicitation of acceptances of a proposed Chapter 11 plan of reorganization until the Bankruptcy Court approves a disclosure statement relating to the Proposed Plan. Accordingly, neither the Company’s filing of the Proposed Plan and Proposed Disclosure Statement, nor this Current Report on Form 8-K, is a solicitation of votes to accept or reject the Proposed Plan. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Bankruptcy Court. The Proposed Disclosure Statement was submitted to the Bankruptcy Court for approval but has not been approved by the Bankruptcy Court to date.

Information contained in the Proposed Plan and the Proposed Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Proposed Plan or Proposed Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K.

Copies of the Proposed Plan and the Proposed Disclosure Statement are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The descriptions of the Proposed Plan and Proposed Disclosure Statement are summaries only and are qualified in their entireties by reference to the full text of the Proposed Plan and the Proposed Disclosure Statement.

Additional Information on the Chapter 11 Cases

Court filings and information about the Case can be found at https://cases.creditorinfo.com/hcdi. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

Cautionary Note Regarding Trading in the Company’s Securities

The Company’s stockholders are cautioned that trading in shares of the Company’s securities during the pendency of the Company’s bankruptcy proceedings is highly speculative and poses substantial risks. The terms of the Proposed Plan provides for the cancellation of the Company’s common stock and that holders of the Company’s common stock will not receive any recovery on account of those shares following the conclusion of the bankruptcy proceedings. Further, the terms of the Proposed Plan provides for a cancellation of the Class A Preferred Stock along with any accrued dividends and an issuance of new securities to its holders following the effective date of the Proposed Plan. As a result, the Company’s securities may have little or no value. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements, including statements with respect to the Company’s Proposed Plan and Proposed Disclosure Statement. Forward-looking statements generally relate to future events and can be identified by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “strive,” “budget,” “expect,” “intend,” “estimate,” “believe,” “predict,” “potential,” “pursue,” “aim,” “goal,” “mission,” “anticipate” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Company’s Bankruptcy Petition, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Bankruptcy Petition, the effects of the Bankruptcy Petition on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Bankruptcy Petition and the outcome of the Bankruptcy Petition in general, the length of time the Company will operate under the Bankruptcy Petition, risks associated with any third-party motions in the Bankruptcy Petition, the potential adverse effects of the Bankruptcy Petition on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s Proposed Plan; the conditions to which the Company’s cash collateral is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of the Company’s debt obligations and the trading price and volatility of the Company’s common stock, and the risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Quarterly Report on Form 10-Q for the third quarter ended September 30, 2023 and Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and other documents filed by the Company from time to time with the SEC. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Item 9.01 - Financial Statements and Exhibit

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Proposed Joint Chapter 11 Plan
99.2	Proposed Disclosure Statement in Support of the Proposed Joint Chapter 11 Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harbor Custom Development, Inc.

Date: March 8, 2024	By:	/s/ Jeff Habersetzer
Jeff Habersetzer
Interim Chief Executive Officer and Interim President